ORDINARY SHARES	12 Months Ended
Dec. 31, 2014
ORDINARY SHARES
ORDINARY SHARES

9.ORDINARY SHARES

In June 2013, the Company completed its IPO of ADSs on the New York Stock Exchange with a total issuance of 8,492,368 ADSs at issuing price of $9.5 per ADS. Each ADS represents two ordinary shares of the Company. As such, the total ADSs represent 16,984,736 ordinary shares. Total net proceeds received were $75,030 from the IPO and the concurrent private placements, net of offering costs of $4,235.

In December 2013, the board of directors approved the Company to repurchase up to $20,000 of its own outstanding ADSs within one year from December 2013. Pursuant to the share repurchase plan, the Company repurchased 1,868,726 ADSs as of December 31, 2014, representing 3,737,452 ordinary shares, with a total consideration of approximately $10,957. The shares repurchased by the Company were accounted for at cost as treasury stock.